November 2, 2011

Prospectus

SUPPLEMENT DATED NOVEMBER 2, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY REAL ESTATE FUND
Dated March 31, 2011

On October 27, 2011, shareholders of Morgan Stanley Real Estate Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series the U.S. Real Estate Portfolio ("U.S. Real Estate"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to U.S. Real Estate in exchange for shares of U.S. Real Estate and pursuant to which the Fund will be liquidated and terminated (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of U.S. Real Estate that corresponds to the class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about November 14, 2011. The Fund was closed to new investors as of the close of business on June 9, 2011. Existing shareholders will be able to purchase additional shares of the Fund until the close of business on November 10, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

REFSPT 11/11